UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

Strategic Distribution, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-5228	22-1849240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania		19007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    215-633-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 8, 2007, Strategic Distribution, Inc. issued a press release in which it announced that it had entered into a definitive merger agreement with Project Eagle Holding Corporation and Project Eagle Merger Corporation, each a Platinum Equity portfolio company.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Distribution, Inc.

Date: January 8, 2006	By:	/s/ Donald C. Woodring
Donald C. Woodring
President & Chief Executive Officer